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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  February 28, 1997





                              EDISON INTERNATIONAL
            (Exact name of registrant as specified in its charter)





        CALIFORNIA                     1-9936              95-4137452
(State or other jurisdiction of     (Commission         (I.R.S. employer
incorporation or organization)      file number)       identification no.)





                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                         Rosemead, California  91770
       (Address of principal executive offices, including zip code)




                                  818-302-2222
            (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On February 28, 1997, Edison International finalized its audited consolidated financial statements for the year ended December 31, 1996 and the related notes to the financial statements and management's discussion and analysis. Copies thereof are attached as Exhibit 20.1 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1 Edison International's Audited Consolidated Financial Statements for the year ended December 31, 1996, together with Notes to the Consolidated Financial Statements and Management's Discussion and Analysis of Results of Operations and Financial Condition.




                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            EDISON INTERNATIONAL


                                     KENNETH S. STEWART
                            ----------------------------------
                                     KENNETH S. STEWART
                                 ASSISTANT GENERAL COUNSEL

February 28, 1997